Exhibit 10.9
                                                      Transcript Document No. 2
                                                      -------------------------



                   TOWN OP ISLIP INDUSTRIAL DEVELOPMENT AGENCY

                            (TOWN OF ISLIP, NEW YORK)

                                       and

                 NORTH FORK BANK. A DIVISION OF CAPITAL ONE, NA.

                                       and

                               HPG REALTY CO,, LLC

                                       and

                          TRI-STAFcF ELECTRONICS, INC.

                                       and

                            CVD EQUIPMENT CORPORATION


                 ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT


                             Dated February 8, 2008
                   Town of Islip Industrial Development Agency
                    (CVD Equipment Corporation 2008 Facility)

                                          Record and Return to:
             District: 0500
             Section:  105.00             Christopher Andreucci, Esq.
             Lot:      03.00              Nixon Peabody LLP
             Let:      002.001            1100 Cliinon Square
                                          Rochester, New York  14603


                               TABLE OF CONTENTS
                               -----------------
                                                                                                    Page No.
                                                                                                    --------
    ARTICLE I DEFINITIONS                                                                               4
    ARTICLE ii ASSIGNMENT AND ASSUMPTION                                                                4
       Section 2,1 Effective Date, Assignment and Assumption                                            4
       Section 2.2 Consent by Agency
    ARTICLE Ill RELEASE
       Section 3.1 Release of HPG Realty by the Agency                                                  5
       Section 3.2 Release of Sublessee by the Agency                                                   5
       Section 3.3 Satisfaction and Discharge of Certain Documents, Recording                           6
    ARTICLE IV AMENDMENT AND MODIFICATION OF LEASE AGREEMENT                                            6
       Section 4.1 Amendment and Modification of Original Lease Agreement                               6

    ARTICLE V AMENDMENT AND MODIFICATION OF ENVIRONMENTAL.
           COMPLIANCE AND INDEMNIFICATION AGREEMENT                                                    11

       Section 5.1 Amendment and Modification of Original Environmental Compliance and
    Indemnification Agreement                                                                          11
    ARTICLE VI AMENDMENT AND MODIFICATION OF PILOT AGREEMENT                                           13
       Section 6.1 Amendment and Modification of Original PILOT Agreement                              13
    ARTiCLE VII MISCELLANEOUS                                                                          14
    Section 7.1         Notices                                                                        14
    Section 7.2         Binding Effect                                                                 15
    Section 7.3         Severability                                                                   15
    Sectiorl7.4         Amendments. Changes arid Modifications                                         15
    Section 7.5         Execution of Counterparts                                                      16
    Section 7.6         Applicable Law                                                                 16
    Section 7.7         Miscellaneous                                                                  16
    Section 7.8         Table of Contents and Section Headings Not Controlling                         16

    EXHIBIT A Legal Description of Real Property

                 ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT


     THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT, dated February 8, 2008 (this "Assignment, Assumption and Amendment Agreement"), is by and among the TOWN OF ISLIP INDUSTRIAL DEVELOPMENT AGENCY, an industrial development agency and a public benefit corporation of the State of New York, having its principal office at 40 Nassau Avenue, Islip, New York 11751 (the "Agency"), NORTH FORK BANK, a division of Capital One, NA., having an office at 275 Broadhollow Road, Melville, New York 11747 (the "2008 Lender"), HPG REALTY CO., LLC, a limited liability' company duly organized and validly existing under the laws of the State of New York, having its principal office at 134 Remington Boulevard, Ronkonkoma, New York 11779 ("HPG Realty"; and, before the Effective Date, the "Company"), TRISTART ELECTRONICS, INC. a business corporation duly organized and validly existing under the Jaws of the State of New York, having its principal office at 134 Remington Boulevard. Ronkonkoma, New York 11 779 (the "Sublessee") and CVD EQUIPMENT CORPORATION, a business corporation duly organized and validly existing under the laws of the State of New York, having its principal office at 1860 Smithtown Avenue, Ronkonkoma, New York 11779 ("CVD Equipment Corporation"; and, on and after the Effective Date, the "Company").

                                 R E C I T A L S

     WHEREAS, Title I of Article 18-A of the General Municipal Law of the State of New York was duly enacted into law as Chapter 1030 of the Laws of 1969 of the State of New York (the "State"); and

     WHEREAS,   the  aforesaid  act   authorizes   the  creation  of  industrial
development agencies for the Public Purposes of the State; and

     WHEREAS, the aforesaid act further authorizes the creation of industrial developthent agencies for the benefit of the several counties, cities, villages and towns in the State and empowers such agencies, among other things, to acquire, reconstruct, renovate, refurbish, equip, lease, sell and dispose of land nud any building or other improvement, and all real and personal property, including hut not limited to machinery and equipment deemed necessary in connection therewith, whether now in existence or under construction, which shall be suitable for manufacturing, civic, warehousing, research, commercial, recreation or industrial facilities, in order to advance job opportunities, health, general prosperity and the economic welfare of the people of the State and to improve their standard of living; and

     WHEREAS,   the  Agency  has  previously   entered  into  a  straight  lease
transaction on behalf of MPG Realty consisting of the acquisition of an approximately one (1.0) acre parcel of land located at 979 Marconi Avenue, Ronkonkoma, Town of Islip, Suffolk County, New York, and the construction and equipping of art approximately 13,300 square foot building containing office and warehouse space located thereon, leased by the Agency to HPG Realty and subleased by MPG Realty to and used by the Sublessee, for distribution of electronic parts (the "Facility"); and

     WHEREAS, the Agency leased the Facility to HPG Realty pursuant to a certain Lease Agreement. dated as of February 1, 2004 (the "Original Lease Agreement"). between the Agency, as lessor, and HPG Realty, as lessee, and a Memorandum of Lease Agreement, dated as of February 1, 2004, between the Agency and HPG Realty was recorded in the Suffolk County Clerk's Office on February 20, 2004 in Liber 12302 page 271; and

     WHEREAS, HPG Realty subleased the Facility to the Sublessee, pursuant to a certain Sublease Agreement, dated February 1, 2004 (the "Sublease Agreement"), between HPG Realty, as sublessor, and the Sublessee, as sublessee, and a Memorandum of Sublease, dated as of February 1, 2004, between HPG Realty and the Sublessee was recorded in the Suffolk County Clerk's Office on February 20, 2004 in Liber 12302 page 272; and

     WHEREAS, the Sublease Agreement was amended on July 27. 2004. and a Memorandum of Lease, dated July 27, 2004 between HPG Realty and the Sublessee was recorded in the Suffolk County Clerk's Office on October 7, 2004 in Liber 12347 page 949; and

     WHEREAS, as further security for amounts due under the Original Lease Agreement, the Original Sublease Agreement, the Original Mortgage, the Bridge Mortgage and the LIDC Mortgage, as assigned, (i) the Sublessee entered into a certain Collateral Assignment of Sublease, dated July 27, 2004 (the "Collateral Assignment of Sublease"). from the Sublessee to the Long Island Developmcnt Corporation ("LIDC"), which Collateral Assignment of Sublease was recorded in the Suffolk County Clerk's Office on October 7, 2004 in Liber 12347 page 950,
(ii) LIDC entered into a certain Assignment of Collateral Assignment of Sublease, dated July 27, 2004 (the "Assignment of Collateral Assignment of Sublease"), from LIDC to the United States Small Business Administration ("SBA"). which Assignment of Collateral Assignment of Sublease was recorded in the Suffolk County Clerk's Office on October 7, 2004 in Liber 12347 page 95!,
(iii) HPG Realty entered into a certain Assigmnent of Leases and Rents, dated July 27, 2004 (the "SBA Assignment of Leases and Rents"), from HUG Realty to SBA, which SBA Assignment of Leases and Rents was recorded in the Suffolk County Clerk's Office on October 7, 2004 in Liber 12347 page 952, and (iv) LIDC entered into a certain Assignment of Assignment of Leases and Rents, dated July 27, 2004 (the "LIDC Assignment of Assignment of Leases and Rents"), from LIDC to SBA, which LIDC Assignment of Assignment of Leases and Rents was recorded in the Suffolk County Clerk's Office on October 7, 2004 in Liber 12347 page 953; and

     WHEREAS, in connection with the leasing and the subleasing of the Facility, the Agency, HPG Realty and the Suhlessee entered into a Payment-in-Lieu-of-Tax Agreement, dated as of February 1, 2004 (the "Original PILOT Agreement"), which provided for MPG Realty and the Suhiessee to make payments in lieu of real property taxes on the Facility; and

     WHEREAS, in connection with the leasing and the subleasing of the Facility, the Agency. HPG Realty and the Sublessee entered into an Environmental Compliance and Indemnification Agreement, dated as of February 1, 2004 (the "Original Environmental Compliance and Indemnification Agreement"), pursuant to which HPG Realty and the Sublessee agreed to comply with all Environmental Laws (as defined therein) applicable to the Facilty; and

     WHEREAS in connection with the leasing and subleasing of the Facility, the Agency and the Sublessee entered into an Agency Compliance Agreement, dated as of February 4, 2004 (the "Agency Compliance Agreement"). whereby the Sublessee made certain representations and wananties and covenanted to comply with certain of the policies of the Agency; and

     WHEREAS, CVD Equipment Corporation has requested that the Agency consent to the assignment and assumption of HPG Realty's leasehold interest (including its reversionary interest) in the Facility by CVD Equipment Corporation, and to assist CVD Equipment Corporation with the financing of the acquisition of HPG Realty's leasehold interest in the Facility, and in connection therewith, the Prior Lender, LIDC and SBA will satisfy and discharge of record the Original Mortgage, the Bridge Mortgage, the LIDC Mortgage, as assigned by the Mortgage Assignment, the Assignment of Collateral Assignment of Sublease, the Assignment of Leases and Rents, and the Building Loan Agreement and CVD Equipment Corporation and the Agency will enter into a certain Mortgage and Security Agreement, dated February 8, 2008 securing an aggregate principal amount of $1,000,000 (the "2008 First Mortgage"), and a certain Mortgage and Security Agreement, dated February 8, 2008 securing an aggregate principal amount of $500,000 (the "2008 Second Mortgage"; and, collectively with the 2008 First Mortgage, the "2008 Mortgage"). each from CVD Equipment Corporation and the Agency to the 2008 Lender, to fully secure a loan from the 2008 Lender to CVD Equipment Corporation in the aggregate principal amount of $1,500,000 (the "2008 Loan"), and the Agency has agreed to enter into such 2008 Mortgage and related loan documents, has consented to CVD Equipment Corporation entering into such 2008 Mortgage and related loan documents, and has agreed to release HPG Realty and the Sublessee from any further liability with respect to the Facility, subject to the limitations outlined herein; and

     WHEREAS, to further secure the 2008 Loan, CVD Equipment Corporation has requested that the Agency enter into an Assignment of Leases and Rents. dated February 8, 2008 securing the 2008 First Mortgage (the "2008 First Assignment of Rents") and an Assignment of Leases and Rents, dated February 8, 2008 securing the 2008 Second Mortgage (the "2008 Second Assignment of Rents"; and, collectively with the 2008 First Assignment of Rents, the "2008 Assignment of Rents"; and, together with the 2008 Mortgage, the "Loan Documents"), by and among the Agency, the 2008 Lender and CVD Equipment Corporation; and

     WHEREAS, subject to the Agency's consent, which consent is given pursuant to Section 2.2 hereof, CVD Equipment Corporation shall acquire HPG Realty's leasehold estate and reversionary interest in the Facility created pursuant to the Original Lease Agreement, and HPG Realty shall assign to CVD Equipment Corporation all of HPG Realty's rights, title, interest, duties, liabilities and obligations under the Original Lease Agreement, the Original Environmental Compliance and Indemnification Agreement and the Original PILOT Agreement, and CVD Equipment Corporation shall assume all of HPG Realty's rights, title, interest, duties, liabilities and obligations under the Original Lease Agreement, the Original Environmental Compliance and Indemnification Agreement and the Original PILOT Agreement with respect to the Facility, subject to the limitations outlined herein.

                                   AGREEMENT

     For and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto do hereby mutually agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

     All capitalized terms used in this Assignment, Assumption and Amendment Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Schedule of Definitions attached to the Original Lease Agreement, as herein amended and assigned, as Schedule A.

     All  references  in  the  Original  Lease  Agreement,  the  Original  PILOT
Agreement  and  the  Original   Environmental   Compliance  and  Indemnification
Agreement to "this Lease Agreement", or "the Lease Agreement", "this PILOT Agreement" or "the PILOT Agreement", "this Environmental Compliance and Indemnification Agreement" or "the Environmental Compliance and Indemnification Agreement", or words of similar import, and the terms "hereby", "hereof",
"hereto", "herein", "hereunder", "thereby", "thereof", "thereto", "therein" "thereunder" and any similar terms as used in any such instrument or agreement shall be deemed to refer to such instrument or agreement as amended, modified. supplemented and assigned by this Assignment, Assumption and Amendment Agreement.


                                   ARTICLE 11
                           ASSIGNMENT AND ASSUMPTION

     Section 2.1 Effective Date, Assignment and Assumption.

     (a)  As used herein, the "Effective Date" shall mean February 8, 2008.

     (b) Upon the Effective Date of this Assignment, Assumption and Amendment Agreement, HPG Realty hereby assigns to CVD Equipment Corporation all of its rights, title, interest, obligations, liabilities and duties with respect to the Facility, including, but not limited to, all of its rights, title, interest, obligation, liabilities and duties under the Original Lease Agreement the Original PILOT Agreement and the Original Environmental Compliance and Indemnification Agreement, subject to the limitations outlined herein.

     (c) Upon the Effective Date of this Assignment, Assumption and Amendment Agreement, CVD Equipment Corporation hereby assumes all of MPG Realty's rights, title, interest, obligations, liabilities and duties relating to the Facility, including, hut not limited to, all of its rights, title, interest, obligation, liabilities and duties under the Original Lease Agreement, the Original PILOT Agreement. the Original Environmental Compliance and Indemnification Agreement, subject to the limitations outlined herein.

     Section 2.2 Consent by Agency. The Agency hereby consents to the assignment by HPG Realty to CVD Equipment Corporation pursuant to Section 2.1(b) hereof and the assumption by CVD Equipment Corporation pursuant to Section 2.1(c) hereof


                                  ARTICLE III
                                    RELEASE

     Section 3.1 Release of HPG Realty by the Agency.

     (a) On and after the Effective Date of this Assignment, Assumption and Amendment Agreement, but only upon receipt by the Agency of an opinion of counsel to CVID Equiptnent Corporation that this Assignment, Assumption and Amendment Agreement has been duly authorized, executed and delivered by CVD Equipment Corporation, the receipt of which opinion the Agency hereby confirms, the Agency hereby releases HPG Realty from (a) all of its obligations, liabilities and duties relating to the Facility, including, but not limited to, all of its rights, title, interest, obligation, liabilities and duties under the Original Lease Agreement, the Original Environmental Compliance and Indenmification Agreement and the Original PILOT Agreement, except as stated below in paragraphs (b) and (c) of this Section 3.1.

     (b) Notwithstanding anything herein to the contrary, HPG Realty is hereby not released from any obligations, liabilities or duties under the Original Lease Agreement and the Original PILOT Agreement arising prior to the Effective Date of this Assignment, Assumption and Amendment Agreement (the "HPG Realty Prior Obligations"), including, without limiting the generality of the foregoing, the obligations of HPG Realty accruing prior to the Effective Date to indemnify and defend the Agency and to hold the Agency harmless under the Original Lease Agreement and the Original PILOT Agreement and irrespective of whether a particular cause of action in connection with such HPG Realty Prior Obligations was commenced or commences before or after such Effective Date.

     (c) Notwithstanding anything herein to the contrary. HPG Realty is hereby not released from any obligations, liabilities or duties under the Original Environmental Compliance and Indemnification Agreement arising prior to the Effective Date of this Assignment. Assumption and Amendment Agreement (the "HPG Realty Prior Environmental Obligations"), including, without limiting the generality of the foregoing, the obligations of HPG Realty accruing prior to the Effective Date to indemnify and defend the Agency and to hold the Agency harmless under the Original Environmental Compliance and lndemnification Agreement and irrespective of whether a particular cause of action in connection with such HPG Realty Prior Environmental Obligations was commenced or commences before or after such Effective Date.

     Section 3.2 Release of Sublessee by the Agency.

     (a) On and after the Effective Date of this Assignment, Assumption and Amendment Agreement, but only upon receipt by the Agency of an opinion of counsel to CVD Equipment Corporation that this Assignment, Assumption and Amendment Agreement has been duly authorized, executed and delivered by CVD

Equipment Corporation, the receipt of which opinion the Agency hereby confirms, the Agency hereby releases the Sublessee from (a) all of its obligations, liabilities and duties relating to the Facility, including, but not limited to. all of its rights, title interest, obligation, liabilities and duties under the Agency Compliance Agreement, the Original Environmental Compliance and Indemnification Agreement and the Original PILOT Agreement, except as stated be]ow in paragraphs (b) and (c) of this Section 3.1.

     (b) Notwithstanding anything herein to the contrary, the Sublessee is hereby not released from any ohligations. liabilities or duties under the Agency Compliance Agreement arising prior to the Effective Date of this Assignment, Assumption and Amendment Agreement or the Original PILOT Agreement (the "Sublessee Prior Obligations"), including, without limiting the generality of the foregoing, the obligations of the Sublessee accruing prior to the Effective Date to indemnity and defend the Agency and to hold the Agency harmless under the Agency Compliance Agreement and irrespective of whether a particular cause of action in connection with such Sublessee Prior Obligations was commenced or commences before or after such Effective Date.

     (e) Notwithstanding anything herein to the contrary, the Sublessce is hereby not released from any obligations, liabilities or duties under the Original Environmental Compliance and Indemnification Agreement arising prior to the Effective Date of tlus Assignment, Assumption and Amendment Agreement (the "Sublessee Prior Environmental Obligations"), including, without limiting the generality of the foregoing, the obligations of the Sublessee accruing prior to the Effective Date to indemnify and defend the Agency and to hold the Agency hanniess under the Original Environmental Compliance and Indemnification Agreement and irrespective of whether a particular cause of action in connection with such Sublessee Prior Environmental Obligations was commenced or commences before or after such Effective Date.

     Section 3.3 Satisfaction and Discharge of Certain Documents, Recording.

     HPG Realty and the Sublessee consent to the termination of the Sublease Agreement, and agree that a separate termination of Sublease agreement will be recorded in the Suffolk County Clerk's office.


                                   ARTICLE IV
                 AMENDMENT AND MODIFICATION OF LEASE AGREEMENT

     Section 4.1 Amendment and Modification of Original Lease Agreement. HPG Realty, CVD Equipment Corporation, the 2008 Lender and the Agency agree that the Original Lease Agreement is amended and modified as of the date hereof as follows:

     (a)(i) HPG Realty, CVI) Equipment Corporation and the Agency agree that the Original Lease Agreement are amended and modified in all respects to reflect that CVD Equipment Corporation is now leasing the Facility from the Agency and further that the Agency and CVD Equipment Corporation have consented to the execution and delivery of a mortgage of the Facility to the 2008 Lender.

Accordingly, the following definitions in the Schedule of Definitions attached to the Original Lease Agreement are hereby amended and restated as follows:

          "2008 First Assignment of Leases and Rents" means the 2008 First Assignment of Leases and Rents, dated February 8, 2008, among the Agency, the Company and the 2008 Lender.

          "2008 First Mortgage" means the Mortgage and Security Agreement, dated February 8, 2008 securing the 2008 First Note, by and among the Agency, the Company and the 2008 Lender.

          "2008 First Note" means the Promissory Note in the aggregate principal amount of $l,000,000 given by the Company to the 2008 Lender.

          "2008 Lender" means North Fork Bank, a division of Capital One, N.A., or such other lender or lenders as may be approved by the Agency with respect to the refinancing of the acquisition, construction and equipping of the Facility.

          "2008 Second Assignment of Leases and Rents" means the 2008 Second Assignment of Leases and Rents, dated February 8, 2008, among the Agency, the Company and the 2008 Lender.

          "2008 Second Mortgage" means the Mortgage and Security Agreement, dated February 8, 2008 securing the 2008 Second Note, by and among the Agency, the Company and the 2008 Lender.

          "2008 Second Note" means the Promissory Note in the aggregate principal amount of $500,000 given by the Company to the 2008 Lender.

          "Agency Documents" means the Lease Agreement, the Environmental Compliance and Indemnification Agreement, the PILOT Agreement, the Assignment, Assumption and Amendment Agreement, the Mortgage and the Assignment of Rents.

          "Approving Resolution" or "Authorizing Resolution" means (i) with respect to the acquisition, construction and equipping of the Facility, the resolution adopted by the Agency on May 6, 2003, authorizing the execution and delivery of the Agency Documents as such resolution may be amended and supplemented from time to time, (ii) with respect to the Assignment, the resolution adopted by the Agency on November 27, 2007, authorizing the execution and delivery of the Assignment, Assunption and Amendment Agreement together with all related documents as such resolution may he amended and supplemented from time to time.

          "Assignment" means the Assignment by HPG Realty of all its rights, title, interest, duties, liabilities and obligations with respect to a leasehold interest in and to the Facility, to CVD Equipment

          Corporation and the assumption of a leasehold interest in and to the Facility by CVD Equipment Corporation, pursuant to the Assignment, Assumption and Anendinent Agreement.

          "Assignment, Assumption and Amendment Agreement" means the Assignment, Assumption and Amendment Agreement, dated February 8, 2008, by and among the Agency, the Lender, LIDC, HPG Realty, the Sublessee and the Company.

          "Assignment of Rents" means, collectively, the 2008 First Assignment of Leases and Rents securing the 2008 First Mortgage, and the 2008 Second Assignment of Leases and Rents securing the 2008 Second Mortgage.

          "Authorized Representative" means, in the case of the Agency, the Chairman, the Vice Chairman, the Secretary, the Assistant Secretary or the Executive Director of the Agency; in the case of HPG Realty, any Member; in the case of the Company, the President, any Vice President, the Treasurer or the Secretary, and, in the case of any of them, such additional persons as, at the time, are designated to act on behalf of the Agency, HPG Realty or the Company as the case may be, by written certificate furnished to the 2008 Lender and to the Agency, HPG Realty or the Company, as the case may be, containing the specimen signature of each such person and signed on behalf of (i) the Agency by the Chairman, the Vice Chairman, the Secretary, the Assistant Secretary or the Executive Director of the Agency, (ii) I-IPG Realty by any Member of the Company. or (iii) the Company by the President, any Vice President, the Treasurer or the Secretary.

          "Closing Date" means (i) with respect to the acquisition, construction and equipping of the Facility, February 4, 2004 and (ii) with respect to the Assignment, February 8, 2008.

          "Company" means CVD Equipment Corporation, a business corporation duly organized and validly existing under the laws of the State and its successors and assigns.

          "Company Documents" means the Bill of Sale, the Deed, the Lease Agreement, the Environmental Compliance and Indemnification Agreement, the PILOT Agreement, the Assignment, Assumption and Amendment Agreement, the Environmental Compliance and Indemnification Agreement, the PILOT Agreement, and the Loan Documents to which it is a party.

          "Environmental Compliance and Indemnification Agreement" means the Environmental Compliance and lndemnitication Agreement, dated as of February 1, 2004, by and among the Agency and the Company, as the same may be amended from time to time, as assigned and amended by the Assignment, Assumption and Amendment Agreement.

          "HPG Realty" means HPG Realty Associates LLC, a limited liabiiity company duly organized and validly existing under the laws of the State.

          "Hazardous Substance" means, without limitation, any flammable, explosive, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum constituents, petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials, pollutants, or toxic pollutants, as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601, et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. Sections 1251 et seq.), Articles 17 and 27 of the New York State Environmental Conservation Law, or any other applicable Environmental Law and the regulations promulgated thereunder.

          "Lease Agreement" means. collectively, the Lease Agreement, dated as of February 1, 2004 by and between the Agency, as lessor, and the Company, as lessee, with respect to the Facility, as the same may be amended from time to time, as assigned and amended by the Assignment, Assumption and Amendment Agreement.

          "Lender" means the 2008 Lender.

          "Loan" means the loan in the aggregate principal amount of $1,500,000, given by the 2008 Lender to the Company pursuant to the terms of the Note.

          "Loan Documents" mean the Mortgage, the Assignment of Rents, the Note and any other documents executed and delivered to the 2008 Lender in connection with the Loan.

          "Mortgage" means, collectively, the 2008 First Mortgage and the 2008 Second Mortgage.

          "Note" means, collectively, the 2008 First Note and the 2008 Second Note.

          "PILOT Agreement" means the Payment-in-Lieu-of-Tax Agreement, dated as of February 1, 2004, between the Company and the Agency, as assigned and amended pursuant to the Assignment, Assumption and Amendment Agreement, and as the same may be further amended from time to time.

          "Transaction Documents" means the agency Documents, the Company Documents and the Loan Documents.

     (ii) The following definitions in the Schedule of Definitions attached to the Original Lease Agreement are hereby deleted:

     (a) Agency Compliance Agreement;

     (b) Assignment of Leases and Rents;

     (c) Bridge Assignment of Leases and Rents;

     (d) Bridge Loan;

     (e) Bridge Loan Mortgage Note;

     (f) Bridge Mortgage;

     (g) First Assignment of Leases and Rents;

     (h) First Mortgage;

     (i) First Mortgagee;

     (j) Loan Agreement;

     (k) Second Mortgage;

     (l) Second Mortgagee;

     (m) Second Mortgage Loan;

     (n) Second Mortgage Note;

     (o) Sublease or Sublease Agreement; and

     (p) Sublessee Documents.

     (b) The Lease Agreement is hereby amended and modified in all respects to include a new Section 3.4 as follows:

          Section 3.4 Public Authorities Law Representations. The parties hereto hereby acknowledge and agree that the Facility and the interest therein to be conveyed by this Lease Agreement, are not "Property" as defined in Article 9, Title 5-A of the Public Authorities Law of the State because the Facility and the interests therein are securing the financial obligations of the Company. It is hereby acknowledged that the Facility and the leasehold interest therein have been pledged to secure the loan to the Company from the 2008 Lender. The Facility and the interests therein secure the Company's obligations to the Agency under the PTLOT Agreement, the Environmental Compliance and Indemnification Agreement, and the Lease Agreement, including the Company's obligation to indemnify and hold harmless the Agency.

     (c) Section 8.6 of the Lease Agreement is hereby amended and modified in all respects to read as follows:

          The Company shall file with the New York State Department of Taxation and Finance an annual statement of the value of all sales and use tax exemptions claimed in connection with the Facility in compliance with Sections 874(8) and (9) of the New York State General Municipal Law. The Company shall submit a copy of such annual statement to the Agency at the time of filing with the Department of Taxation and Finance. The Company further agrees whenever requested by the Agency to provide and certify or cause to be provided and certified such information concerning the Company, its finances, its operations, its employment and its affairs necessary to enable the Agency to make any report required by law, governmental regulation, including, without limitation. any reports required by the Act or the Public Authorities Accountability Act of 2005, as amended from time to time. Such information shall be provided within thirty (30) days following written request from the Agency.

     The Lease Agreement, as amended and modified herein, remains otherwise a valid and binding obligation of the Company and the Agency and is in full force and effect.



                                    ARTICLE V
           AMENDMENT AND MODIFICATION OF ENVIRONMENTAL COMPLIANCE AND
                            INDEMNIFICATION AGREEMENT

     Section 5.1 Amendment and Modification of Original Environmental Compliance and Indemnification Agreement. HPG Realty, CVI) Equipment Corporation and the Agency agree that the Original Environmental Compliance and Indemnification Agreement is amended and modified as of the date hereof as follows:

     (a) HPG Realty, CYD Equipment Corporation and the Agency agree that the Original Environmental Compliance and Indemnification Agreement is amended and modified in all respects to reflect that CVD Equipment Corporation is now leasing the Facility from the Agency and the Sublessee is no longer a party to the PILOT Agreement. Accordingly, all references to the Sublessee therein are deleted and the following definitions in the Original Environmental Compliance and Indemnification Agreement is hereby amended and restated as follows:

          "Hazardous Substance" means, without limitation, any flammable, explosive, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polyehlorinated biphenyls, petroleum, petroleum constituents, petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or relaLed materials, pollutants, or toxic pollutants, as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601, et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. Sections 1251 et seq.), Articles 17 and 27 of the New York State Environmental Conservation Law, or any other applicable Environmental Law and the regulations promulgated themeunder.

          "Indemnitors" means the Company and its respective successors and assigns.

     (b) Section 7 of the Environmental Compliance and Indemnification Agreement is hereby amended and modified in all respects to read as follows:

     All notices, certificates and other communications hereunder shall be in writing and shall be either delivered personally or sent by certified mail, postage prepaid, return receipt requested, addressed as follows or to such other address as any party may specify in writing to the others:

  To the Agency:

          Town of Islip industrial Development Agency
          40 Nassau Avenue
          Islip, New York 11751
          Attn:     Executive Director

  To HPG Realty:

          HPG Realty Co,, LLC
          134 Remington Boulevard
          Ronkon.koma. New York 11779
          Attn:     Helene Giarraputo, Member

  For all notices to HPG Realty, with a copy to:

          Soferino & Solferino
          15 Roslyn Road
          Mineola. New York 11501
          Attn:     Thomas P. Solferino, Esq

  To CVD Equipment Corporation:

          CVD Equipment Corpcration
          1860 Smithtown Avenue
          Ronkonkoma, New York 11779
          Attn:     Leonard A. Rosenbaum, President

    For all notices to CVD Equipment Corporation, with a copy to:

           Martin J, Teitelbaum, Esq.
           1860 Smithtown Avenue
           Ronkonkoma, New York 11779

    To the 2008 Lender:

           North Fork Bank, a division of Capital One, NA.
           275 Broadhollow Road
           Melville, New York 11747
           Attn:   Gerard Waters, Vice President

    For all notices to the 2008 Lender, with a copy to:

           Ferro, Kuba, Mangano, Sklyar, Gacovino & Lake, PC
           Hauppauge (Long Island) Office
           350 Motor Parkway, Suite 200
           Hauppauge, New York 11788
           Attn:   Lance E. Kuba, Esq.

     The Environmental Compliance and Indemnification Agreement, as amended and modified herein, remains otherwise a valid and binding obligation of the Company and the Agency and is in full force and effect.


                                   ARTICLE VI
                  AMENDMENT AND MODIFICATION OF PILOT AGREEMENT

     Section 6.1 Amendment and Modification of Original PILOT Agreement.

     (a) HPG Realty, CVD Equipment Corporation and the Agency agree that the Original PILOT Agreement is amended and modified as of the date hereof as follows:

     (a) HPG Realty, CVD Equipment Corporation and the Agency agree that the Original PILOT Agreement is amended and modified in all respects to reflect that CVD Equipment Corporation is now leasing the Facility from the Agency and the Sublessee is no longer a party to the PILOT Agreement and all references to the Sublessee therein are deleted.

     The PILOT Agreement, as amended and modified herein, remains otherwise a valid and binding obligation of the Company and the Agency and is in full force and effect.


     (b) Section 7 of the PILOT Agreement is hereby amended and modified in all respects to read as follows:

     Except as otherwise provided herein, any notice required to be given under this Agreement shall be deemed to have been duly given when delivered and, if delivered by mail, shall be sent by certified mail, postage prepaid, return receipt requested, addressed to the respective parties hereto at their respective addresses specified below or such other addresses as either party may specify in writing to the other:


        The Agency:

        Town of Islip Industrial Development Agency
        40 Nassau Avenue
        Islip, New York 11751
        Attention:      Executive Director

        The Company:

        CVD Equipment Corporation
        1860 Smithtown Avenue
        Ronkonkoma, New York 11779
        Attn:    Leonard A. Rosenbaum, President


     Notice by mail shall be effective when delivered but if not yet delivered shall be deemed effective at 12:00 p.m. on the third business day after mailing.


                                  ARTICLE VII
                                 MISCELLANEOUS


     Section 7.1 Notices. All notices, certificates and other communications hereunder shall be in writing and shall be either delivered personally or sent by certified mail, postage prepaid, return receipt requested, addressed as follows or to such other address as any party may specify in writing to the others:

        To the Agency:

        Town of Islip industrial Development Agency
        40 Nassau Avenue
        Islip, New York 11751
        Attn:  Executive Director

        To HPG Realty:

        HPG Realty Co., LLC
        134 Remington Boulevard
        Ronkonkonm, New York 11779
        Attn:  Helene Giarraputo, Member

        For all notices to HPG Realty, with a copy to:

                Soferino & Solferino
                15 Roslyn Road
                Mineola, New York 11501
                Atm:   Thomas P. Solferino, Esq

        To CVD Equipment Corporation:

                CVD Equipment Corporation
                1860 Smithtown Avenue
                Ronkonkoma, New York 11779
                Attn:  Leonard A. Rosenbaum, President

        For all notices to CVD Equipment Corporation, with a copy to:

                Martin J. Teitelbaum, Esq.
                1860 Smithtown Avenue
                Ronkonkoma, New York 11779

        To the 2008 Lender:

                North Fork Bank, a division of Capital One, NA.
                275 Broadhollow Road
                Melville, New York 11747
                Attn:  Gerard Waters, Vice President

        For all notices to the 2008 Lender: with a copy to:

                Ferro, Kuba, Mangano, Sklyar. Gacovino & Lake, PC
                Hauppauge (Long Island) Office
                350 Motor Parkway, Suite 200
                Hauppauge, New York 11788
                Attn:  Lance E. Kuba, Esq.

     Section 7.2 Binding Effect, This Assignment, Assumption and Amendment Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors and assigns.

      Section 7.3 Severability. In the event any provision of this Assignment, Assumption and Amendment Agreement shall he held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     Section 7.4 Amendments, Changes and Modififications. This Assignment, Assumption and Amendment Agreement may not be amended, changed, modified, altered or terminated except in a writing executed by the parties hereto.

     Section 7.5 Execution of Counterparts. This Assignment, Assumption and Amendment Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 7.6 Applicable Law. This Assignment, Assumption and Amendment Agreement shall be governed exclusively by the applicable laws of the State without regard or reference to its conflict of laws principles.

     Section 7.7 Miscellaneous. The Original Lease Agreement, as assigned, assumed, amended and released, is and shall remain subject and subordinate to the lien of the Mortgage, given by the Agency and the Company to the 2008
Lender, in the aggregate principal amount of $1,500,000, and the Lease Agreement, as assigned, assumed, amended and released, shall remain subject and subordinate to any and all amendments, modifications and extensions of the Mortgage and supplements thereto hereafter made in conformity therewith.

     Section 7.8 Table of Contents and Section Headings Not Controlling. The Table of Contents and the headings of the several Sections in this Assignment, Assumption and Amendment Agreement have been prepared for convenience of reference only and shall not control or affect the meaning of or be taken as an interpretation of any provision of this Assignment, Assumption and Amendment Agreement.

                  (Remainder of Page Intentionally Left Blank)

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment, Assumption and Amendment Agreement to be executed in their respective names by their duly authorized representatives, all as of the date first written above.

                                        TOWN OF ISLIP INDUSTRIAL
                                        DEVELOPMENT AGENCY


                                        By:/s/ William G. Mannix
                                           ---------------------------------
                                           Name:     William G Mannix
                                           Title:    Executive Director



STATE OF NEW YORK )
                  : SS.:
COUNTY OF SUFFOLK )

     On the 8th day of February in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared William G. Mannix, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the within instrument, the individual, or the person or entity on behalf of which the individual acted, executed the instrument.


                                      /s/Lance Eric Kuba
                                      ---------------------------------
                                             Notary Public

                                             LANCE ERIC KUBA
                                     Notary Public - State of New York
                                             No. 314915337
                                      Qualified in New York County
                                     Commission Expires January 4, 2010




                                Signature Page to
                 Assignment, Assumption and Amendment Agreement

                                        HPG REALTY CO., LLC


                                        By: /s/Helene Giarraputo
                                            -------------------------
                                        Name:  Helene Giarraputo
                                        Title: Member


STATE OF NEW YORK )
                  : SS.:
COUNTY OF SUFFOLK )

     On the 8th day of February in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Helene Giarraputo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that she executed the same in her capacity, and that by her signature on the within instrument, the individual, or the person or entity on behalf of which the individual acted, executed the instrument


                                      /s/Janice P. McKay
                                      ---------------------------------
                                             Notary Public


                                        JANICE P. McKAY
                                        NOTARY PUBLIC, STATE OF NEW YORK
                                        NO.  01MC484~O31
                                        QUALIFIED IN SUFFOLK COUNTY
                                        COMMISSION EXPIRES 5-31-2011


                                Signature Page to
                 Assignment, Assumption and Amendment Agreement

                                        TRI-STARTELECTRON1CS, INC.



                                        By: /s/Helene Giarraputo
                                            -------------------------
                                        Name:  Helene Giarraputo
                                        Title: Chief Executive Officer


STATE OF NEW YORK )
                  : SS.:
COUNTY OF SUFFOLK )

     On the 8th day of February in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Helene Giarraputo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that she executed the same in her capacity, and that by her signature on the within instrument, the individual, or the person or entity on behalf of which the individual acted. executed the instrument


                                      /s/Janice P. McKay
                                      ---------------------------------
                                             Notary Public


                                        JANICE P. McKAY
                                        NOTARY PUBLIC, STATE OF NEW YORK
                                        NO.  01MC484~O31
                                        QUALIFIED IN SUFFOLK COUNTY
                                        COMMISSION EXPIRES 5-31-2011


                                Signature Page to
                 Assignment, Assumption and Amendment Agreement

                                        CVD EQUIPMENT CORPORATION


                                        By: /s/Leonard A. Rosenblum
                                            ------------------------
                                        Name:  Leonard A. Rosenbaum
                                        Title: President



STATE OF NEW YORK )
                  : SS.:
COUNTY OF SUFFOLK )


     On the 8th day of February in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Leonard A. Rosenbaum, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the within instrument, the individual, or the person or entity on behalf of which the individual acted, executed the instrument.


                                      /s/Janice P. McKay
                                      ---------------------------------
                                             Notary Public









                               Signature Page to
                Assignment, Assumption and Amendment Agreement

                                        NORTH FORK BANK, A DIVISION OF
                                        CAPITAL ONE, N.A.

                                        By: /s/Gerard Waters
                                            ------------------------
                                        Name:  Gerard Waters
                                        Title: Vice President


STATE OF NEW YORK )
                  : SS.:
COUNTY OF SUFFOLK )

     On the 8th day of February in the year 2008, before me, the undersigned, a Notary Pubhic in and for said State, personally appeared Gerard Waters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the within instrument, the individual, or the person or entity on behalf of which the individual acted, executed the instrument.


                                      /s/Janice P. McKay
                                      ---------------------------------
                                             Notary Public


                                        JANICE P. McKAY
                                        NOTARY PUBLIC, STATE OF NEW YORK
                                        NO.  01MC484~O31
                                        QUALIFIED IN SUFFOLK COUNTY
                                        COMMISSION EXPIRES 5-31-2011





                               Signature Page to
                 Assignment, Assumption and Amendment Agreement

                                   EXHIBIT A

                       Legal Description of Real Property



     ALL that certain plot, piece, or parcel of land situate, lying and being in the Town of Islip, County of Suffolk and State of New York, designated as Tax Lot 002.001 in Block 03.00 Section 105.00 in District 0500 on the Suffolk County Tax Map, more particularly bounded and described as follows;

     BEGINNING at a point on the northerly line of Marconi Avenue (Fifth Street) said point being 388.00 feet distant westerly as measured along the northerly line of Marconi Avenue, from the westerly end of a curve having a radius of 3000 feet and a length of 47.12 feet connecting the westerly line of Smithtown Avenue and the northerly line of Marconi Avenue and the proceeding thence from said point of beginning the following four courses and distances;

     RUNNING  THENCE  south 82 degrees 45 minutes 32 seconds  West a distance of
     132.00 feet along the northerly line of Marconi Avenue (Fifth Street) to a point;

     THENCE North 01 degrees 21 minutes 07 seconds east, a distance 333.75 feet to a point;

     THENCE North 82 degrees 45 minutes 32 seconds East, 132.00 feet to a point;

     THENCE South 01 degrees 21 minutes 07 seconds west, 333.75 feet to the point or place of BEGINNING,